Exhibit 10.1
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF
ROYAL BANK AMERICA	)	AN ORDER TO
NARBERTH, PENNSYLVANIA	)	CEASE AND DESIST
)
(INSURED STATE NONMEMBER BANK))		FDIC-09-282b
)

     Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and Royal Bank America, Narberth, Pennsylvania (“Bank”), as follows:
          1. The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818 (b)(1), and has waived those rights.
          2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST (“ORDER”) by the FDIC. The Bank further stipulates and agrees that such ORDER shall be deemed to be a final ORDER and that such ORDER shall become effective immediately upon issuance by the FDIC and fully enforceable by the FDIC pursuant to the provisions of section 8(i)(1) of the Act, 12 U.S.C.

§ 1818(i)(1), subject only to the conditions set forth in paragraph 3 of this CONSENT AGREEMENT.
          3. In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce such ORDER in the United States District Court will be taken by the FDIC unless the Bank or any director, officer, employee, agent, successor or assignee, or other institution-affiliated party, has violated or is about to violate any provision of the ORDER.
          4. The Bank hereby waives:
               (a) the receipt of a NOTICE;
               (b) all defenses to the allegations to be set forth in the NOTICE;
               (c) a hearing conducted for the purpose of taking evidence on the allegations to be set forth in the NOTICE;
               (d) the filing of proposed FINDINGS OF FACT AND CONCLUSIONS OF LAW;
               (e) the issuance of a RECOMMENDED DECISION by an administrative law judge in this matter; and
               (f) the filing of exceptions and briefs with respect to such RECOMMENDED DECISION.

Dated: July 15, 2009

FDIC LEGAL DIVISION BY:	ROYAL BANK AMERICA NARBERTH, PENNSYLVANIA BY:

/s/ G. Michael Saran G. Michael Saran Counsel	/s/ Edward F. Bradley Edward F. Bradley Director

/s/ Joseph P. Campbell Joseph P. Campbell Director

/s/ Carl M. Cousins Carl M. Cousins, DVM Director

/s/ Samuel Goldstein Samuel Goldstein Director

/s/ James J. McSwiggan James J. McSwiggan Director

/s/ Anthony J. Micale Anthony J. Micale Director

/s/ Albert Ominsky Albert Ominsky, Esq. Director

/s/ Gregory T. Reardon Gregory T. Reardon Director

/s/ Robert A. Richards, Jr. Robert A. Richards, Jr. Director

/s/ Murray Stempel, III Murray Stempel, III Director

/s/ Evelyn R. Tabas Evelyn R. Tabas Director

/s/ Robert R. Tabas Robert R. Tabas Director

/s/ Linda Tabas Stempel Linda Tabas Stempel Director

/s/ Edward B. Tepper Edward B. Tepper Director

/s/ Howard J. Wurzak Howard J. Wurzak Director

Comprising the Board of Directors of Royal Bank America Narberth, Pennsylvania

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